SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 14, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33650	22-2343568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The Amorcyte Merger — General.

On October 17, 2011 (the “Closing Date”), Amo Acquisition Company I, Inc. (“Subco”), a newly-formed wholly-owned subsidiary of NeoStem, Inc. (“NeoStem” or the “Company”), merged (the “Amorcyte Merger”) with and into Amorcyte, Inc., a Delaware corporation (“Amorcyte”), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 13, 2011 (the “Amorcyte Merger Agreement”), among NeoStem, Amorcyte, Subco, and Amo Acquisition Company II, LLC (“Subco II”).  As a result of the consummation of the Amorcyte Merger, Amorcyte is now a wholly-owned subsidiary of NeoStem.

Amorcyte is a development stage cell therapy company focusing on novel treatments for cardiovascular disease. Amorcyte’s lead product candidate, AMR-001, is entering a Phase 2 study for the treatment of acute myocardial infarction (AMI), which study is expected to commence by no later than the end of first quarter 2012.

Aggregate Consideration

Pursuant to the terms of the Amorcyte Merger Agreement, all of the shares of Amorcyte common stock and Amorcyte Series A Preferred Stock and all options and warrants to acquire equity of Amorcyte, issued and outstanding immediately prior to the effective time of the Amorcyte Merger (the “Effective Time”), were by virtue of the Amorcyte Merger cancelled and converted into the right to receive, in the aggregate:

(i)
5,843,483 shares of the common stock, par value $0.001 per share, of NeoStem (“NeoStem Common Stock”) (reflecting certain adjustments taken at the closing, and subject to further adjustment following the closing in accordance with the Amorcyte Merger Agreement) (the “Base Stock Consideration”);

(ii)
the right to receive 4,092,768 shares of NeoStem Common Stock (the “Contingent Shares”, and together with the Base Stock Consideration, the “Stock Consideration”), which Contingent Shares will be issued only if certain specified business milestones (described below) are accomplished;

(iii)
warrants to purchase 1,881,008 shares of NeoStem Common Stock exercisable over a seven (7) year period at an exercise price of $1.466 per share (the “Warrants”) (the terms of such Warrants to provide that the transfer of any shares of NeoStem Common Stock issued upon exercise of the Warrants will be restricted until one year after the Closing Date); and

(iv)	the earn out payments described below (the “Earn Out Payments”).

Escrow of Base Stock Consideration.  In accordance with the Amorcyte Merger Agreement, NeoStem has deposited into an escrow account with the escrow agent (who is initially NeoStem’s transfer agent), 5,843,483 shares of NeoStem Common Stock for eventual distribution to the former Amorcyte stockholders (subject to further adjustment following the closing, including in connection with any indemnification claims of NeoStem, all in accordance with the Amorcyte Merger Agreement).  The Escrow Agreement is filed as Exhibit 10.1 of this Current Report on Form 8-K.

Series AMO Warrants.  The Warrants will be delivered in book entry form to the former stockholders of Amorcyte as promptly as possible after the Effective Time and NeoStem’s receipt of appropriate letters of transmittal from the former Amorcyte stockholders.  The Warrants are redeemable in the event NeoStem Common Stock is trading at a per share price equal to or exceeding the redemption threshold of $3.466 per share for twenty (20) out of thirty (30) consecutive trading days.  Transfer of the shares issuable upon exercise of the Warrants is restricted until the one year anniversary of the Closing Date.

Contingent Share Milestones.  The Contingent Shares will be issued to the former Amorcyte stockholders only if certain business milestones are achieved, as follows:

▪
One-third of the Contingent Shares (1,364,256 shares) will be issued upon (a) the completion of Phase 2 clinical trial for Amorcyte’s product candidate AMR-001 and (b) issuance of a statistically significant analysis demonstrating satisfaction of the primary clinical end points from the Phase 2 clinical trial, which primary clinical endpoints are described in the Phase 2 clinical trial protocol submitted by Amorcyte to the FDA on July 5, 2011, and which may only be changed by a writing consented to by NeoStem and the Amorcyte Representative (as defined below).

▪	One-third of the Contingent Shares will be issued following a Type B End of Phase 2/Pre-Phase 3 meeting with the FDA wherein AMR-001 is acknowledged in writing by the FDA to be ready for Phase 3.

▪	The remaining one-third of the Contingent Shares will be issued upon the first dosing of the first patient in the pivotal Phase 3 clinical study for AMR-001.

Procedures for Earn Out Payments.  Within 90 days following the end of each calendar quarter, NeoStem will pay Earn Out Payments (to the Amorcyte Representative in trust for the benefit of the former Amorcyte stockholders) equal to 10% of the net sales of AMR-001, which payment obligation will begin following the date of first commercial sale of AMR-001 and continue until the latest date that a valid patent claim exists on a country by country basis covering AMR-001, provided that if NeoStem licenses or otherwise grants an unaffiliated third party the right to commercialize or otherwise exploit AMR-001 or any portion of AMR-001 (including, without limitation, a sublicense for all or part of any territory for AMR-001) then the applicable Earn Out Payment will be equal to 30% of any sublicensing fees, royalties and milestone fees or profit sharing payment (but not payments for development costs) actually received by NeoStem.  NeoStem will be entitled to recover direct out-of-pocket clinical development costs not previously paid or reimbursed and any costs, expenses, damages, liabilities, and settlement amounts arising out of or related to claims with respect to patent infringement or otherwise challenging Amorcyte’s ownership of or right to use intellectual property, by reducing any Earn Out Payments due by 50% until such costs have been recouped in full.  The Amorcyte Representative (Paul Schmitt or his duly appointed successor) (the “Amorcyte Representative”) shall be solely responsible for the distribution of the Earn Out Payments to the former Amorcyte stockholders, as well as any tax withholding or reporting related thereto).

Amorcyte Option Modifications.  Pursuant to the Amorcyte Merger Agreement, prior to closing all Amorcyte options were modified in writings executed by each optionholder, so that effective upon the Effective Time, all Amorcyte options were by virtue of the Amorcyte Merger converted into the right to receive the share of any Earn Out Payments that the holders of such options would have received if they had exercised their Amorcyte options prior to the Effective Time (after taking into account the payment of any exercise price due had they actually exercised).  The former holders of Amorcyte options will be entitled to the merger consideration similar to the holders of Amorcyte common stock, minus the exercise price of the options.

The merger consideration described above will be distributed to Amorcyte’s former securityholders consistent with applicable liquidation preferences contained in Amorcyte’s governing documents, all in accordance with the Amorcyte Merger Agreement.

The issuance of NeoStem securities in pursuant to the Amorcyte Merger Agreement was approved at the 2011 Annual Meeting of Stockholders of NeoStem held on October 14, 2011 (the “NeoStem 2011 Annual Meeting”) (see Item 5.07 below), on which date the Amorcyte Merger also was approved at a special meeting of stockholders of Amorcyte (the “Amorcyte Special Meeting”).

The description of the Amorcyte Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Amorcyte Merger Agreement, which is attached to NeoStem’s Joint Proxy Statement/Prospectus dated and filed with the Securities and Exchange Commission on September 16, 2011 (the “Joint Proxy Statement/Prospectus”), and is incorporated by reference as Exhibit 2.1 of this Current Report on Form 8-K.

The above descriptions of the Escrow Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Escrow Agreement and to the Warrant Agreement between NeoStem and Continental Stock Transfer & Trust Company, and the form of Global Amorcyte Warrant attached thereto, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K.

Relationships Between NeoStem and Amorcyte.

Amorcyte was initially formed as a wholly owned subsidiary of Progenitor Cell Therapy, LLC (“PCT”) and was spun off to PCT’s members during 2005. PCT (now a wholly-owned subsidiary of NeoStem) was acquired by NeoStem on January 19, 2011. Prior to the Amorcyte Merger, certain relationships existed between NeoStem, Amorcyte and their affiliates, as described in the Joint Proxy Statement/Prospectus under the caption “Other Relationships Between the Parties”, which discussion is incorporated by reference herein.

Interests of Certain Persons in the Amorcyte Merger.

See the discussion in the Joint Proxy Statement/Prospectus appearing under the caption “Interests of Certain Persons in the Amorcyte Merger,” which discussion is incorporated by reference herein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements.

Amendment to the 2009 Plan.

At the NeoStem 2011 Annual Meeting held on October 14, 2011, the stockholders of NeoStem duly approved an amendment to the NeoStem, Inc. 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of NeoStem Common Stock authorized for issuance thereunder by 6,000,000 shares (that is, from 17,750,000 shares to 23,750,000 shares), and NeoStem thereupon effected such amendment to the 2009 Plan.  Persons eligible to receive restricted and unrestricted stock awards, options, stock appreciation rights or other awards under the 2009 Plan are those employees, consultants and directors of NeoStem and its subsidiaries who, in the opinion of the Compensation Committee of NeoStem’s Board of Directors, are in a position to contribute to NeoStem’s success.  A description of the 2009 Plan and the amendment thereto is set forth in  NeoStem Proposal 4 contained in the Joint Proxy Statement/Prospectus, and the full text of the 2009 Plan, as amended, is filed as Exhibit 10.2 of this Current Report on Form 8-K.

Amendment to the 2009 Non-U.S. Plan.

Concurrently with the above-described amendment to the 2009 Plan, the Company amended the NeoStem, Inc. 2009 Non-U.S. Based Equity Compensation Plan (the “2009 Non-U.S. Plan”) to decrease the number of shares of NeoStem Common Stock authorized for issuance thereunder by 3,000,000 shares (that is, from 8,700,000 shares to 5,700,000 shares).  The reduction in shares available for issuance under the 2009 Non-U.S. Plan was effected in light of the Company’s plan to focus its business on cell therapy manufacturing and development and other related activities in the United States, and the Company’s consideration of the possible divestiture of its 51% interest in Erye.  Persons eligible to receive warrants, stock appreciation rights or other awards under the 2009 Non-U.S. Plan are those service providers of NeoStem and its subsidiaries and affiliates providing services outside of the United States, including employees and consultants of NeoStem and its subsidiaries and affiliates, who, in the opinion of the Compensation Committee, are in a position to contribute to NeoStem’s success.  A description of the 2009 Non-U.S. Plan is set forth in Proposal 3 to NeoStem’s Definitive Proxy Statement filed with the SEC on April 30, 2010, and the full text of the 2009 Non-U.S. Plan, as amended, is filed as Exhibit 10.3 of this Current Report on Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the NeoStem 2011 Annual Meeting held on October 14, 2011, the Company’s stockholders approved an amendment to NeoStem’s Amended and Restated Certificate of Incorporation  (the “Charter Amendment”) that declassified the NeoStem Board of Directors (such that the terms of all directors expired at the 2011 Annual Meeting) and instituted annual voting for each director beginning with the NeoStem 2011 Annual Meeting.  Additionally, the Charter Amendment provides that any director, other than those who may be elected by the holders of any classes or series of stock having a preference over the NeoStem Common Stock as to dividends or upon liquidation, may be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the voting power of then outstanding capital stock entitled to vote on the matter, voting together as a single class.

          The foregoing description is qualified in its entirety by reference to the copy of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the NeoStem 2011 Annual Meeting held on October 14, 2011 (for a full description of each such matter see the Joint Proxy Statement/Prospectus), as well as the final voting results with respect to each such matter:

The stockholders approved the issuance of NeoStem securities in connection with the Amorcyte Merger pursuant to the Merger Agreement among NeoStem, Amorcyte, Subco and Subco II.  The final voting results with respect to this matter were as follows:  61,718,268 votes for; 570,900 votes against; 74,292 votes abstaining; and 21,676,744 broker non-votes.

The stockholders adopted the Charter Amendment that declassified the NeoStem Board of Directors so that the terms of all directors expired at the NeoStem 2011 Annual Meeting.  The final voting results with respect to this matter were as follows:  82,051,156 votes for; 1,587,628 votes against; 401,420 votes abstaining; and 0 broker non-votes.

Because the proposal to declassify the Board of Directors was adopted and implemented at the NeoStem 2011 Annual Meeting, all of the NeoStem directors were proposed for re-election.  The stockholders elected seven nominees to the Board of Directors, each to serve a one-year term extending until the 2012 annual meeting of NeoStem stockholders and until his or her respective successor is duly elected and qualified. The final voting results with respect to the election of directors were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Robin L. Smith, M.D.	61,991,381	372,079	21,676,744
Richard Berman	60,207,055	2,156,405	21,676,744
Steven S. Myers	60,606,755	1,756,705	21,676,744
Edward C. Geehr, M.D.	62,029,513	333,947	21,676,744
Drew Bernstein	61,070,245	1,293,215	21,676,744
Eric H.C. Wei	62,026,640	336,820	21,676,744
Shi Mingsheng	60,234,216	2,129,244	21,676,744

The stockholders approved an amendment to the NeoStem, Inc. 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of NeoStem Common Stock authorized for issuance thereunder by 6,000,000 shares (that is, from 17,750,000 shares to 23,750,000 shares).  The final voting results with respect to this matter were as follows:  58,381,196 votes for; 3,552,030 votes against; 430,234 votes abstaining; and 21,676,744 broker non-votes.

The stockholders ratified the appointment of Grant Thornton LLP as NeoStem’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The final voting results with respect to this matter were as follows:  83,044,020 votes for; 661,901 votes against; 334,283 votes abstaining; and 0 broker non-votes.

Item 8.01.  Other Events.

On October 17, 2011, NeoStem issued a press release announcing the effectiveness of the Amorcyte Merger.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions.  These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.  Important factors that might cause such a difference include, but are not limited to, events and factors disclosed previously and from time to time in NeoStem’s filings with the Securities and Exchange Commission (the “SEC”), including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “10-K”) and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed after such 10-K.  Additionally, this Current Report on Form 8-K contains forward-looking statements with respect to the Amorcyte Merger.  Important factors that might cause such a difference relating to the Amorcyte Merger include the factors disclosed in NeoStem’s filings as set forth above and in the proxy statement / prospectus included in NeoStem’s registration statement on Form S-4 filed with the SEC in connection with the Amorcyte Merger.  NeoStem’s further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.  NeoStem may experience difficulties in integrating Amorcyte’s business and could fail to realize potential benefits of the Amorcyte Merger.  Acquisitions may entail numerous risks for NeoStem, including difficulties in assimilating acquired operations, technologies or products.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired
(b) Pro Forma Financial Information

The (i) Financial Statements of Amorcyte, Inc. for the Year Ended December 31, 2010 (Audited) and for the Period From June 29, 2004 (Date of Inception) Through June 30, 2011 (Unaudited) and for the Six Month Periods Ended June 30, 2011 and 2010 (Unaudited), and (ii) the Unaudited Pro Forma Condensed Combined Financial Statements for the Six Months Ended June 30, 2011, appearing in NeoStem’s Current Report on Form 8-K dated and filed with the SEC on September 16, 2011 and in the Joint Proxy Statement/Prospectus, are incorporated by reference herein.

(d)  Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of July 13, 2011, by and among NeoStem, Inc., Amorcyte, Inc., Amo Acquisition Company I, Inc. and Amo Acquisition Company II, LLC (incorporated by reference to Exhibit 2.1 to NeoStem’s Current Report on Form 8-K dated July 11, 2011 and filed with the SEC on July 14, 2011).

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of NeoStem, Inc.

4.1	Warrant Agreement, dated as of October 17, 2011, between NeoStem, Inc. and Continental Stock Transfer & Trust Company, with the form of Global Series AMO Warrant attached thereto.

10.1	Escrow Agreement, dated as of October 17, 2011, among NeoStem, Inc., Amorcyte, Inc., Paul J. Schmitt, as Amorcyte Representative, and Continental Stock Transfer & Trust Company, as Escrow Agent.

10.2	NeoStem, Inc. 2009 Equity Compensation Plan, as amended.

10.3	NeoStem, Inc. 2009 Non-U.S. Based Equity Compensation Plan, as amended.

99.1	Press release dated October 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  October 17, 2011